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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-23681, 333-76629, 333-88359, and 333-73260 on Forms S-8 of our report dated
February 10, 2003, appearing in this Annual Report on Form 10-K of Sykes Enterprises, Incorporated for the year ended December 31, 2002.



/s/ Deloitte & Touche LLP
Tampa, Florida

March 21, 2003